Exhibit 10.19

Sales Contract

Contract Number: RLES-GEO-TF001

This Contract is made on the 8th day of June, 2005.

Seller	: Tomi Fuji Energy Management Services Consultants Ltd
Address	: 16/F., Hang Seng Mongkok Building, No.677 Nathan Road, Mongkok, Kowloon,
Hong Kong
Contact	: Carrie Cheng

Buyer	:	Geopower Corporation
Address	:	Lanmark Tower 1, Room 608, 8 North Dongsanhuan Road, Beijing 100004 China
Contact	:	W. L. Lau, Tony
Copy To	:	G. Y. Lin

Both parties hereby agree to the terms and conditions of this Sales Contract as follows:

1.	Sales

The Buyer agrees to buy from the Seller the first batch of 100 units of Streetlight Savers, details are:

Model	Voltage	# of Units	Unit Price (USD)	Total Contract Amount (USD)
TF	380V	200台	20,000	$ 4,000,000

2. Installation Province

Seven cities in Shanxi Province (Taiyuan, Jinzhong, Jincheng, Changzhi, Datong, Yangqian,         Suzhou).

3. Installation Timeframe

亞太區總部	中國總部
香港九龍旺角彌敦道677號	中國深圳市福田區福虹路世貿廣場B座26及27樓M室
恒生旺角大廈16樓全層	郵編: 518033
電話:(852) 2432 0170	電話:(86) 755 83003551
傳真:(852) 2578 5600	傳真:(86) 755 83679907

The project will be in 2 phases. Each phase will install approximately 100 units of Streetlight    Savers, expected to be completed in 30 days. See Appendix 1.

4. Quality of Streetlight Savers

The Streetlight Savers will produce an average of 25% savings in electricity consumption.

5. Warranty and Maintenance

The Seller warrants to the Buyer that the Warranty Card covers:

5.1 Within the 5-year Warranty period, any mechanical defects on the Streetlight Savers under normal operation, the Seller will repair or exchange the defected Streetlight Saver(s) free of charge once the defect is confirmed by the Seller’s technical personnel.

5.2 Within the 5-year Warranty Period, the Seller's technical personnel will provide regular    on-site inspection of all of the installed Streetlight Savers purchased by the Buyer.

6. Installation

The Seller will appoint technical expertise during installation and calibration of the Streetlight    Savers. During Installation of the Streetlight Savers and linking up with main circuits, all raw materials, tools and technical details will be provided by the Seller, which includes:

A. Installation of a solid footing foundation for each Streetlight Saver on the actual site;
B. Linking up the Streetlight Savers with the city’s capacitor;
C. Calibration of the Streetlight Savers and preparation of a savings report; and
D. Installation of earth wiring.

7. Payment Terms

7.1 Payment Term 1: USD 2,000,000, which is equivalent to 50% of the total contact amount,   is payable within 5 working days upon delivery of Streetlight Savers to designated locations. The expected delivery time is mid-October, 2005.

亞太區總部	中國總部
香港九龍旺角彌敦道677號	中國深圳市福田區福虹路世貿廣場B座26及27樓M室
恒生旺角大廈16樓全層	郵編: 518033
電話:(852) 2432 0170	電話:(86) 755 83003551
傳真:(852) 2578 5600	傳真:(86) 755 83679907

7.2 Payment Term 2: USD 1,200,000, which is equivalent to 30% of the total contact amount,   is payable within 5 working days upon completion of the 1st phase (100 units) installation and calibration of Streetlight Savers in designated locations. The expected installation date is by the end of October, 2005.

7.3 Payment Term 3: USD 800,000, which is equivalent to 20% of the total contact amount, is    payable within one month upon completion of the 2nd phase (100 units) installation and calibration of Streetlight Savers in designated locations. The expected installation date is November, 2005.

8. Delivery Schedule

Upon signing of this agreement, the delivery is as according to attached Appendix 1.

Seller: Tomi Fuji Energy Management Services Consultants Ltd

/s/ Carrie Cheng
Contact: Carrie Cheng

Buyer: Geopower Corporation

/s/ W. L. Lau, Tony
Contact: W. L. Lau, Tony

亞太區總部	中國總部
香港九龍旺角彌敦道677號	中國深圳市福田區福虹路世貿廣場B座26及27樓M室
恒生旺角大廈16樓全層	郵編: 518033
電話:(852) 2432 0170	電話:(86) 755 83003551
傳真:(852) 2578 5600	傳真:(86) 755 83679907

Appendix 1

First Phase of 100 units of Streetlight Savers estimated to be delivered by mid-October, 2005.

Second Phase of the remaining 100 units of Streetlight Savers estimated to be delivered by the end of October 2005.

Total of 200 Units of Streetlight Savers.

亞太區總部	中國總部
香港九龍旺角彌敦道677號	中國深圳市福田區福虹路世貿廣場B座26及27樓M室
恒生旺角大廈16樓全層	郵編: 518033
電話:(852) 2432 0170	電話:(86) 755 83003551
傳真:(852) 2578 5600	傳真:(86) 755 83679907